SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             December 19, 2002
______________________________________________________________________________
                    (Date of earliest event reported)


                        Commonwealth Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



  Pennsylvania                      0-27942                       23-2828883
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                  19401
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                               (610) 313-1600
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events
          ------------

     On December 19, 2002, Commonwealth Bancorp, Inc. announced that at a special meeting of stockholders held today, its stockholders approved the merger agreement under which Commonwealth will merge with Citizens Bank of Pennsylvania, a wholly owned subsidiary of Citizens Financial Group, Inc. For additional information, reference is made to the Press Release, dated December 19, 2002, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits:

          99        Press Release dated December 19, 2002


















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date: December 19, 2002      By:   /s/Charles M. Johnston
                                   -------------------------
                                   Charles M. Johnston
                                   Chief Financial Officer






















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